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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2005



                        FINANCIAL ASSET SECURITIES CORP.

                  (as depositor under the Pooling and Servicing
                Agreement, dated as of February 1 2005, providing
                  for the issuance of Asset Backed Pass-Through
                          Certificates, Series 2005-1)

                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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          Delaware                  333-121661-03             06-1442101
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)         Identification Number)


                600 Steamboat Road
              Greenwich, Connecticut                             06830
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:  (203) 625-2700

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

              (a) Financial Statements.

                  Not applicable.

              (b) Pro Forma Financial Information.

                  Not applicable.

              (c) Exhibits.


               Item 601(a) of Regulation S-K
Exhibit No.    Exhibit No.                     Description
-----------    -----------                     -----------
                                               Opinion and Consent of Thacher
1              5.1, 8.1, 23.1                  Proffitt & Wood LLP.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 28, 2005


                                FINANCIAL ASSET SECURITIES CORP.

                                By: /s/ Frank Skibo
                                   -------------------------------
                                Name:   Frank Skibo
                                Title:  Managing Director



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                                  EXHIBIT INDEX

                 Item 601(a) of Regulation S-K
Exhibit Number   Exhibit No.                      Description
--------------   -----------                      -----------
   1             5.1, 8.1, 23.1                   Opinion and Consent of Counsel